UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends and supplements the Current Report on Form 8-K (the “Original Form 8-K”) filed by Amedisys, Inc. (the “Company”) with the Commission on January 10, 2022. The Original Form 8-K reported, among other things, the appointment of Christopher T. Gerard as Chief Executive Officer of the Company, effective April 15, 2022. This Amendment is being filed solely to provide information about the compensatory arrangements entered into in connection with the appointment of Mr. Gerard as Chief Executive Officer.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2022, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved an increase in Mr. Gerard’s base salary to $900,000, effective February 26, 2022, and an increase in his target short-term incentive (cash bonus) to 125% of base salary for 2022. Also on February 17, 2022, Mr. Gerard received an annual equity award grant, comprised of a mix of time-based stock options (25%), time-based restricted stock units (25%) and performance-based restricted stock units (50%) valued at $3.5 million. The stock options and time-based restricted stock units vest ratably over four years, and the performance-based restricted stock units vest based on certification of achievement of an identified performance measure for 2022, with additional time-based vesting in equal 25% installments over four years, in each case assuming Mr. Gerard remains continuously employed by the Company on each such vesting date.

In addition, Mr. Gerard will participate in the Amedisys Holding, L.L.C. Amended and Restated Severance Plan for Chief Executive Officer (the “CEO Severance Plan”), beginning April 15, 2022. A summary of the terms of the CEO Severance Plan was included in the Original Form 8-K (which description is incorporated herein by reference), and a copy of the CEO Severance Plan was attached as Exhibit 10.1 to the Original Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
Chief Executive Officer and Chairman of the Board

DATE: February 23, 2022